UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 10, 2021

CAPITAL SOUTHWEST CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5400 Lyndon B. Johnson Freeway, Suite 1300
Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	CSWC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 10, 2021, Capital Southwest Corporation (the “Company”) entered into the Limited Consent and Amendment No. 1 (the “Consent and Amendment”) to the Second Amended and Restated Senior Secured Revolving Credit Agreement (the “Credit Agreement”) by and among the Company, as borrower, Capital Southwest Equity Investments, Inc., as subsidiary guarantor, ING Capital LLC as administrative agent (the “Administrative Agent”), the lenders from time to time party to the Credit Agreement (the “Lenders”), and Texas Capital Bank, N.A., as documentation agent. The Consent and Amendment provides that, effective as of August 26, 2021, the Administrative Agent and Lenders signatory to the Consent and Amendment (i) consented to the classification of the Company’s 3.375% Notes due 2026 with a maturity date of October 1, 2026 as Unsecured Longer-Term Indebtedness within the meaning of the Credit Agreement, and (ii) amended certain provisions of the Credit Agreement to reflect the foregoing.

The description of the Consent and Amendment contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of the Consent and Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
10.1
Limited Consent and Amendment No. 1 to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 10, 2021, by and among Capital Southwest Corporation, as Borrower, Capital Southwest Equity Investments, Inc., as Subsidiary Guarantor, the lenders party thereto, and ING Capital LLC, as Administrative Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2021

By:	/s/ Michael S. Sarner
Name: Michael S. Sarner
Title: Chief Financial Officer